    As filed with the Securities and Exchange Commission on December 28, 2001
                                                          Registration No. 333-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                          ISOTOPE SOLUTIONS GROUP, INC.

             (Exact name of registrant as specified in its charter)

                 NEW YORK                                                                      11-3023098
(State or other jurisdiction of incorporation or organization)                 (I.R.S. Employer Identification No.)

                               700 STEWART AVENUE
                           GARDEN CITY, NEW YORK 11530

          (Address of principal executive offices, including zip code)

           ISOTOPE SOLUTIONS GROUP, INC. 2000 LONG-TERM INCENTIVE PLAN
                            (Full title of the plan)

                                JACK SCHWARTZBERG
                             CHIEF EXECUTIVE OFFICER
                          ISOTOPE SOLUTIONS GROUP, INC.
                               700 STEWART AVENUE
                           GARDEN CITY, NEW YORK 11530
                     (Name and address of agent for service)

                                 (516) 222-7749
          (Telephone number, including area code, of agent for service)

                                    Copy to:
                              RALPH W. NORTON, ESQ.
                               DAVIS & GILBERT LLP
                                  1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                                 (212) 468-4800

                         CALCULATION OF REGISTRATION FEE

========================================================================================================================
       TITLE OF SECURITIES TO BE REGISTERED          AMOUNT TO BE   PROPOSED MAXIMUM   PROPOSED MAXIMUM     AMOUNT OF
                                                      REGISTERED     OFFERING PRICE        AGGREGATE      REGISTRATION
                                                                        PER SHARE       OFFERING PRICE         FEE
------------------------------------------------------------------------------------------------------------------------
 Common Stock issuable upon exercise of additional     1,252,017        $2.625(1)         $3,286,545         $821.64
 options that may be granted under the Registrant's
           2000 Long-Term Incentive Plan
------------------------------------------------------------------------------------------------------------------------

(1) Represents the last sale price of our common stock on December 26, 2001, as reported on the OTC Bulletin Board, in accordance with Rule 457(c) promulgated under the Securities Act of 1933, as amended (the "Securities Act").

In accordance with the provisions of Rule 462 promulgated under the Securities Act, this registration statement will become effective upon filing with the Securities and Exchange Commission.

In addition, pursuant to Rule 416 under the Securities Act, this registration statement also covers additional securities to be offered or issued in connection with terms that provide for a change in the amount of securities being offered or issued to prevent dilution resulting from stock splits, dividends or similar transactions.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

Item 1.  Plan Information
         ----------------

         The document(s) containing the information specified in Part I of Form S-8 will be sent or given to participants in the Isotope Solutions Group, Inc. 2000 Long-Term Incentive Plan (the "Plan"), as specified by Rule 428(b)(1) under the Securities Act. In accordance with the rules and regulations of the Securities and Exchange Commission (the "Commission"), such documents are not required to be filed with the Commission as part of this Registration Statement. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

Item 2.  Registrant Information and Employee Plan Annual Information
         -----------------------------------------------------------

         Upon written or oral request, any of the documents incorporated by reference in Item 3 of Part II of this Registration Statement (which documents are incorporated by reference in the Section 10(a) prospectus), other documents required to be delivered to eligible employees pursuant to Rule 428(a) or additional information about the Plan is available without charge by contacting:

Jack Schwartzberg
Chief Executive Officer
Isotope Solutions Group, Inc.
700 Stewart Avenue
Garden City, New York 11530
(516) 222-7749

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference
         ---------------------------------------

         The following documents filed with the Commission are incorporated into this Registration Statement by reference:

         (a) The Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, filed with the Commission on April 2, 2001, as amended by Amendment No. 1 to Form 10-KSB on Form 10-KSB/A, filed with the Commission on May 21, 2001, and Amendment No. 2 to Form 10-KSB on Form 10-KSB/A, filed with the Commission on August 9, 2001;

         (b) The Registrant's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2001, filed with the Commission on May 21, 2001, as amended by Amendment No. 1 to Form 10-QSB on Form 10-QSB/A, filed with the Commission on August 8, 2001;

         (c) The Registrant's Notification of Late Filing on Form 12b-25, filed May 15, 2001;

         (d) The Registrant's Proxy Statement for the Annual Meeting of Shareholders held on August 16, 2001, filed July 20, 2001;

         (e) The Registrant's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2001, filed with the Commission on August 14, 2001;

         (f) The Registrant's Proxy Statement for the Special Meeting of Shareholders held on November 14, 2001, filed on October 19, 2001;

         (g) The Registrant's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2001, filed with the Commission on November 14, 2001;

         (h) The Registrant's Current Report on Form 8-K filed with the Commission on December 6, 2001;

         (i) The Registrant's Current Report on Form 8-K filed with the Commission on November 20, 2001;

         (j) The Registrant's Current Report on Form 8-K filed with the Commission on July 12, 2001;

         (k) The Registrant's Current Report on Form 8-K filed with the Commission on June 6, 2001;

         (l) The Registrant's Current Report on Form 8-K filed with the Commission on May 14, 2001;

         (m) The Registrant's Current Report on Form 8-K filed with the Commission on May 14, 2001;

         (n) The Registrant's Current Report on Form 8-K filed with the Commission on February 15, 2001;

         (o) The Registrant's Current Report on Form 8-K filed with the Commission on January 19, 2001;

         (p) The Registrant's Current Report on Form 8-K filed with the Commission on January 17, 2001;

         (q) The description of the Registrant's common stock, par value $.001 per share, contained in the Registrant's Registration Statement on Form 8-A, filed with the Commission on May 19, 2000, including any amendments or reports filed for the purpose of updating such description.

         All reports and other documents filed by the Registrant pursuant to sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective amendment that indicates that all securities offered have been sold or that deregisters all securities then remaining unsold shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of each such report or other document.

Item 4.  Description of Securities
         -------------------------

         Not applicable.

Item 5.  Interests of Named Experts and Counsel
         --------------------------------------

         Davis & Gilbert LLP, which acted as our counsel in connection with the preparation and filing of this registration statement, owns 63,387 shares of our common stock.

Item 6.  Indemnification of Directors and Officers
         -----------------------------------------

         Section 722 of the Business Corporation Law of New York grants each New York corporation the power to indemnify its officers, directors, employees and agents against liabilities arising out of any action or proceeding to which any of them is a party by reason of being such officer, director, employee or agent. Our certificate of incorporation and bylaws provide for the indemnification of our officers, directors, employees and agents to the fullest extent permitted by the Business Corporation Law of New York. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling Isotope Solutions Group, Inc. pursuant to the provisions of New York law and our certificate of incorporation and bylaws, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 7.  Exemption from Registration Claimed
         -----------------------------------

         Not applicable.

Item 8.  Exhibits
         --------

4.1 The Registrant's 2000 Long-Term Incentive Plan, as amended, filed herewith.

4.2      Form of Incentive Stock Option Agreement (incorporated by reference to
         Exhibit 4.2 to the Registrant's Registration Statement on Form S-8 (No. 333-69370)).

4.3 Form of Non-Incentive Stock Option Agreement (incorporated by reference to Exhibit 4.3 to the Registrants' Registration Statement on Form S-8 (No. 333-69370)).

4.4 Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 99.1 to the Registrants' Current Report on Form 8-K, filed December 6, 2001).

4.5 Amended and Restated By-Laws (incorporated by reference to Exhibit 99.2 to the Registrants' Current Report on Form 8-K, filed December 6,
         2001).

4.6      Specimen Common Stock Certificate, filed herewith.

5.1      Opinion of Davis & Gilbert LLP, filed herewith.

23.1     Consent of Lazar Levine & Felix LLP, filed herewith.

23.2     Consent of Kurcias, Jaffe & Company, LLP, filed herewith.

23.3     Consent of Davis & Gilbert LLP (contained in the opinion filed as
         Exhibit 5).

24       Power of attorney (included on signature page).

Item 9.  Undertakings
         ------------

         (a)  The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which it offers or sell securities, a post-effective amendment to this Registration Statement:

                  (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

                  (ii) to reflect in the prospectus any facts or events which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

                  (iii) to include any additional or changed material information with respect to the plan of distribution;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required in a post-effective amendment is incorporated by reference from periodic reports filed with the Commission by the Registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act.

         (2) That, for the purpose of determining any liability under the Securities Act, the undersigned will treat each such post-effective amendment as a new registration statement of the securities offered, and the offering of the securities at that time to be the initial bona fide offering thereof.

         (3) To file a post-effective amendment to remove from registration any of the securities that remain unsold at the end of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the provisions described in Item 6 above, or otherwise, the Registrant has been advised that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Garden City in the State of New York on December 28, 2001.

                                     ISOTOPE SOLUTIONS GROUP, INC.

                                     By: /s/ Jack Schwartzberg
                                         -------------------------------------
                                                  Jack Schwartzberg,
                                                  Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below hereby severally constitutes and appoints Jack Schwartzberg and Shraga David Aranoff and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement and all documents relating thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form S-8 has been signed by the following persons in the capacities and on the dates indicated.

Signature                                            Title                                      Date
---------                                            -----                                      ----
/S/ Jack Schwartzberg                                Jack Schwartzberg                          December 28, 2001
-------------------------------                      Chief Executive Officer, Chairman
                                                     of the Board (Principal Executive Officer)
                                                     and Director

/S/ Shraga David Aranoff                             Shraga David Aranoff                       December 28, 2001
---------------------------                          Chief Operating Officer
                                                     and Director

/S/ Harry Barnett                                    Harry Barnett                              December 28, 2001
---------------------------                          Director

/S/ Stanley F. Barshay                               Stanley F. Barshay                         December 28, 2001
------------------------------                       Director

/S/ Jay M. Haft                                      Jay M. Haft                                December 28, 2001
---------------------------                          Director